14

 Part II - OTHER INFORMATION

        6(b) - Reports on Form 8-K

            There were no reports filed on Form 8-K during
             the quarter ended October 31, 1994.






                            SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    LOWE'S COMPANIES, INC.


                                    \S\ Richard D. Elledge
 Date  December 15, 1994            Richard D. Elledge
                            Vice President and Chief Accounting Officer